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                                                                    Exhibit 99.1

                                                                OCTOBER 31, 2003
                                                           FOR IMMEDIATE RELEASE


[LETTERHEAD]


                   VERTIS, INC. ANNOUNCES 3RD QUARTER EARNINGS


Baltimore, MD (October 31, 2003) -- Vertis, Inc. ("Vertis" or the "Company") today reported results for the three and nine months ended September 30, 2003. For the quarter ended September 30, 2003, net sales were $390.9 million, or 4.6% below the quarter ended September 30, 2002. For the nine months ended September 30, 2003, net sales amounted to $1,139.5 million, or 6.6% below the comparable 2002 nine-month period. The decline in net sales for the nine months was largely the result of competitive pricing pressures, sluggish direct mail business domestically as well as in Europe, and weak advertising agency business at the Company's Advertising Technology Services segment.

Donald Roland, Chairman, President, and Chief Executive Officer stated, "The challenging economic conditions have continued to put pressure on retail sales, and have dampened advertising spending. Pricing, including the impact of product configurations, remained highly competitive in the third quarter and our agency-related business remained below 2002 levels. The cost management and restructuring efforts we proactively implemented have resulted in a lower cost structure, which mitigated a portion of the negative impact of the decline in net sales."

Earnings before interest, taxes, depreciation and amortization ("EBITDA") amounted to $31.4 million in the third quarter, a decline of $15.0 million, or 32.3% versus the third quarter of 2002. Included in these results is approximately $6.8 million and $2.8 million of restructuring costs in the 2003 and 2002 periods, respectively. For the nine months ended September 30, 2003, EBITDA amounted to $113.8 million, an increase of $71.3 million when compared to the nine months ended September 30, 2002. The nine month periods ended September 30, 2003 and 2002 include $6.8 million and $5.8 million of restructuring charges, respectively. In addition, the nine months ended September 30, 2002 includes an after-tax charge of $108.4 million due to adopting Statement of Financial Accounting Standards No. 142 ("SFAS No. 142") as it relates to goodwill and other intangibles. Excluding the effects of SFAS No. 142 in 2002, EBITDA through September 30, 2003 would have been less than the comparable 2002 nine-month period by $37.1 million or 24.6%. The decline in EBITDA, excluding the effects of SFAS No. 142, was the result of the difficult market conditions which offset both lower costs and a $10.1 million recovery from a settlement to a legal proceeding recorded in the first quarter of 2003. The recovery is included in "Other, net" on the Company's Condensed Consolidated Statement of Operations.

                                                                   [VERTIS LOGO]

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Vertis reported a net loss of $24.0 million in the third quarter and a $101.8 million net loss through the first nine months of 2003 versus net losses of $5.3 million and $125.7 million in the comparable 2002 periods. The net loss in the nine months ended September 30, 2003 reflects a non-cash tax provision of $48.8 million to provide a valuation allowance against previously recorded deferred tax benefits related to net operating loss carryforwards, as required by Statement of Financial Accounting Standards No. 109. The valuation allowance was recorded in the second quarter due to the continuation of the poor economic climate and the projected increase in annual interest expense resulting from the high-yield bond offering completed in June 2003. The 2002 net loss reflects the $108.4 million after-tax cumulative effect of adopting SFAS No. 142 as it relates to goodwill and other intangibles.

In addition to providing third quarter results, the Company updated earlier earnings guidance issued on July 31, 2003. At that time, Vertis had indicated that it expected EBITDA for the full year 2003 in the range of $196 to $206 million. Dean D. Durbin, Chief Financial Officer commented, "The advertising market conditions that have been negatively impacting our segments continued into the third quarter. In addition, we incurred $6.8 million of restructuring costs in the quarter; these costs were not included in the earlier guidance. Excluding restructuring costs incurred through September and any other restructuring costs that may be incurred in the fourth quarter, the Company is cautiously optimistic that its full year results will approximate the low-end guidance issued on July 31, 2003."

Vertis will hold an earnings call on Friday, October 31, 2003 at 11:00 a.m. EST to discuss its third quarter results. The call-in number is 1-888-455-0031 (or 1-773-756-4701 for international callers), and the passcode confirmation is "VERTIS 3Q". A recording of the call will be available for review for one week at 1-800-756-4547 (1-402-998-0801 for international callers).

                                     -more-

                                                                   [VERTIS LOGO]

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
                                                FINANCIAL HIGHLIGHTS (IN MILLIONS):
                                                -----------------------------------

                               THREE MONTHS ENDED SEPTEMBER 30,            NINE MONTHS ENDED SEPTEMBER 30,
                               --------------------------------            -------------------------------
                                                            %                                           %
                              2003          2002          CHANGE           2003          2002         CHANGE
                              ----          ----          ------           ----          ----         ------
Net Sales                    $390.9        $409.6         -4.6%          $1,139.5      $1,220.4       -6.6%
Operating Income              $11.4         $25.5         -55.2%          $44.0         $86.5         -49.1%
Loss Before Cumulative
Effect of Accounting
Change                       $(24.0)       $(5.3)        N/M (2)         $(101.8)      $(17.3)       N/M (2)
Net Loss                     $(24.0)       $(5.3)        N/M (2)         $(101.8)      $(125.7)       19.0%
EBITDA (1)                    $31.4         $46.4         -32.3%          $113.8        $42.5         167.8%


(1) The Company has modified its definition of EBITDA in light of the Securities and Exchange Commission's recent definitional guidance on EBITDA. EBITDA represents the sum of the net loss, net interest expense, income taxes, depreciation and amortization of intangibles. EBITDA is presented here to provide additional information regarding our performance and because it is the measure by which we gauge the profitability of our segments. EBITDA is not a measure of financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). You should not consider it an alternative to net income as a measure of operating performance. Our calculation of EBITDA may be different from the calculation used by other companies and therefore comparability may be limited. A full quantitative reconciliation of EBITDA to its most directly comparable GAAP measure, net loss, is provided as follows:



ACTUAL                                  THREE MONTHS ENDED              NINE MONTHS ENDED
                                           SEPTEMBER 30,                   SEPTEMBER 30,
                                     -------------------------       -------------------------
(IN THOUSANDS)                          2003            2002            2003           2002
                                     ---------       ---------       ---------       ---------
Net loss                             $ (24,026)      $  (5,264)      $(101,782)      $(125,662)
  Cumulative effect of
     accounting change                                                                 108,365
  Interest expense, net                 33,508          31,598         104,305         100,365
  Income tax expense (benefit)           1,206          (2,733)         48,101             482
  Depreciation and amortization
    of intangibles                      20,705          22,817          63,169          67,273
                                     ---------       ---------       ---------       ---------
EBITDA (as previously defined)          31,393          46,418         113,793         150,823
                                     ---------       ---------       ---------       ---------
  Cumulative effect of
     accounting change                                                                (108,365)
                                                                                     ---------
EBITDA (as currently defined)        $  31,393       $  46,418       $ 113,793       $  42,458
                                     =========       =========       =========       =========

(2)    N/M = Not Meaningful


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Below is a reconciliation of the guidance previously issued July 31, 2003. This previously issued guidance does not include the effect of the restructuring costs incurred in the third quarter or that may be incurred in the fourth quarter.


GUIDANCE (ISSUED JULY 31, 2003)                TWELVE MONTHS ENDED
                                                   DECEMBER 31,
                                           ---------------------------
                                             2003               2003
(in millions)                              HIGH-END            LOW-END
                                           --------           --------
Net loss                                   $  (64.9)          $  (75.1)
  Interest expense, net                       136.4              136.6
  Income tax expense (benefit)                 48.9               48.9
  Depreciation and amortization
    of intangibles                             85.6               85.6
                                           --------           --------
EBITDA                                     $  206.0           $  196.0
                                           ========           ========









                                                                   [VERTIS LOGO]

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VERTIS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

In thousands

THREE MONTHS ENDED SEPTEMBER 30                                  2003                    2002
                                                              -----------             -----------
                                                                          (UNAUDITED)
Net sales                                                     $   390,943             $   409,583
                                                              -----------             -----------
Operating expenses:
Costs of production                                               305,977                 311,613
Selling, general and administrative                                46,071                  46,891
Restructuring charges                                               6,762                   2,770
Depreciation and amortization of intangibles                       20,705                  22,817
                                                              -----------             -----------
                                                                  379,515                 384,091
                                                              -----------             -----------
Operating income                                                   11,428                  25,492
                                                              -----------             -----------
Other expenses (income):
Interest expense, net                                              33,508                  31,598
Other, net                                                            740                   1,891
                                                              -----------             -----------
                                                                   34,248                  33,489
                                                              -----------             -----------
Loss before income taxes                                          (22,820)                 (7,997)
Income tax expense (benefit)                                        1,206                  (2,733)
                                                              -----------             -----------
Net loss                                                      $   (24,026)            $    (5,264)
                                                              ===========             ===========

                                                                                         2002
NINE MONTHS ENDED SEPTEMBER 30,                                   2003                AS RESTATED
                                                              -----------             -----------
                                                                          (UNAUDITED)
Net sales                                                     $ 1,139,506             $ 1,220,355
                                                              -----------             -----------
Operating expenses:
Costs of production                                               889,298                 922,306
Selling, general and administrative                               136,299                 138,429
Restructuring charges                                               6,762                   5,816
Depreciation and amortization of intangibles                       63,169                  67,273
                                                              -----------             -----------
                                                                1,095,528               1,133,824
                                                              -----------             -----------
Operating income                                                   43,978                  86,531
                                                              -----------             -----------
Other expenses (income):
Interest expense, net                                             104,305                 100,365
Other, net                                                         (6,646)                  2,981
                                                              -----------             -----------
                                                                   97,659                 103,346
                                                              -----------             -----------
Loss before income taxes                                          (53,681)                (16,815)
Income tax expense                                                 48,101                     482
                                                              -----------             -----------
Loss before cumulative effect of accounting change               (101,782)                (17,297)
Cumulative effect of accounting change                                                    108,365
                                                              -----------             -----------
Net loss                                                      $  (101,782)            $  (125,662)
                                                              ===========             ===========



                                                                   [VERTIS LOGO]
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ABOUT VERTIS

Vertis is a leading international provider of integrated marketing solutions that seamlessly combines advertising, direct marketing, media, imaging and progressive technology. The Company's product and service offerings include: consumer and media research, media planning and placement, creative services, digital media production, targetable advertising insert programs, fully integrated direct marketing programs, circulation-building newspaper products, and interactive marketing.

Serving more than 3,000 local, regional, national and international customers, Vertis is a privately held company. Vertis clients encompass numerous Fortune 500 companies across diverse industries, including ad agencies, automotive, consumer packaged goods, durable goods and manufacturing, financial services, fragrance and beauty, food and grocery, healthcare, media and publishing, newspapers, retailers and technology.

To learn more about Vertis, visit WWW.VERTISINC.COM.

THIS RELEASE AND THE CONFERENCE CALL MAY CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. IN THE CALL, THE WORDS "BELIEVES, "ANTICIPATES, "EXPECTS, "ESTIMATES, "PLANS, "INTENDS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ALL FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM PROJECTED RESULTS. FACTORS THAT MAY CAUSE THESE DIFFERENCES INCLUDE FLUCTUATIONS IN THE COST OF RAW MATERIALS WE USE, CHANGES IN THE ADVERTISING, MARKETING AND INFORMATION SERVICES MARKETS, THE FINANCIAL CONDITION OF OUR CUSTOMERS, ACTIONS BY OUR COMPETITORS, CHANGES IN THE LEGAL OR REGULATORY ENVIRONMENT, GENERAL ECONOMIC AND BUSINESS CONDITIONS IN THE U.S. AND OTHER COUNTRIES, AND CHANGES IN INTEREST AND FOREIGN CURRENCY EXCHANGE RATES.

CONSEQUENTLY, YOU SHOULD CONSIDER ANY SUCH FORWARD-LOOKING STATEMENTS ONLY AS OUR CURRENT PLANS, ESTIMATES AND BELIEFS. EVEN IF THOSE PLANS, ESTIMATES OR BELIEFS CHANGE BECAUSE OF FUTURE EVENTS OR CIRCUMSTANCES, WE DECLINE ANY OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY SUCH FORWARD-LOOKING STATEMENTS.



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